Exhibit 99.1

Spirit AeroSystems Proprietary Spirit AeroSystems Holdings, Inc. February 10, 2025 Investor Presentation

Spirit AeroSystems Proprietary 2 Cautionary Statement About Preliminary Financial Information and Other Forward - Looking Information Cautionary Statement Regarding Forward - Looking Statements This presentation of Spirit AeroSystems Holdings, Inc . (the “Company,” “Spirit,” “we,” “us” or “our”) includes “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 and Section 21 E of the Securities Exchange Act of 1934 . Forward - looking statements reflect our current expectations or forecasts of future events, and include all statements other than historical fact, including statements regarding preliminary financial results . Forward - looking statements generally can be identified by the use of forward - looking terminology such as “aim,” “anticipate,” “believe,” “could,” “continue,” “designed,” “ensure,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “might,” “model,” “objective,” “outlook,” “plan,” “potential,” “predict,” “project,” “preliminary,” “seek,” “should,” “target,” “will,” “would,” and other similar words, or phrases, or the negative thereof, unless the context requires otherwise . These statements reflect management’s current views with respect to future events and are subject to risks and uncertainties, both known and unknown, including, but not limited to, those described in the “Risk Factors” sections of the Company’s Annual Report on Form 10 - K for the fiscal year ended December 31 , 2023 , filed with the U . S . Securities and Exchange Commission (the “SEC”) on February 22 , 2024 (the “ 2023 Form 10 - K”) and subsequent Quarterly Reports on Form 10 - Q . Our actual results may vary materially from those anticipated in forward - looking statements . We caution investors not to place undue reliance on any forward - looking statements . The preliminary financial information and outlook presented in this presentation are estimates based on information available to management as of the date of this presentation, have not been reviewed or audited by our independent registered public accounting firm, and are subject to change . There can be no assurance that our actual results will not differ from the preliminary financial information presented in this presentation . This preliminary financial information should not be viewed as a substitute for full financial statements prepared in accordance with GAAP . Important factors that could cause actual results to differ materially from those reflected in such forward - looking statements and that should be considered in evaluating our outlook include, but are not limited to, the following : • risks and uncertainties related to our preliminary financial results for the three and twelve months ended December 31 , 2024 ; • our ability to satisfy our liquidity needs, the success of our liquidity enhancement plans, operational and efficiency initiatives, our ability to access the capital and credit markets (including as a result of any contractual limitations, including the Merger Agreement, as defined below), the outcomes of active discussions related to the timing or amounts of repayment for certain customer advances and pricing adjustments on certain loss - making programs, and the costs and terms of any additional financing ; • the continued fragility of the global aerospace supply chain including our dependence on our suppliers, as well as the cost and availability of raw materials and purchased components, including increases in energy, freight, and other raw material costs as a result of inflation or continued global inflationary pressures ; • our ability and our suppliers’ ability and willingness to meet stringent delivery (including quality and timeliness) standards and accommodate changes in the build rates or model mix of aircraft under existing contractual commitments, including the ability or willingness to staff appropriately or expend capital for current production volumes and anticipated production volume increases ; • our ability to maintain continuing, uninterrupted production at our manufacturing facilities and our suppliers’ facilities ; • our ability, and our suppliers' ability, to attract and retain the skilled work force necessary for production and development in an extremely competitive market ; • the effect of economic conditions, including increases in interest rates and inflation, on the demand for our and our customers’ products and services, on the industries and markets in which we operate in the U . S . and globally, and on the global aerospace supply chain ; • the general effect of geopolitical conditions, including Russia’s invasion of Ukraine and the resultant sanctions being imposed in response to the conflict, including any trade and transport restrictions ; • the recent outbreak of war in Israel and the Gaza Strip and the potential for expansion of the conflict in the surrounding region, which may impact certain suppliers' ability to continue production or make timely deliveries of supplies required to produce and timely deliver our products, and may result in sanctions being imposed in response to the conflict, including trade and transport restrictions ; • our relationships with the unions representing many of our employees, including our ability to successfully negotiate new agreements, and avoid labor disputes and work stoppages with respect to our union employees ; • the impact of significant health events, such as pandemics, contagions or other public health emergencies (including the COVID - 19 pandemic) or fear of such events, on the demand for our and our customers’ products and services, the industries and the markets in which we operate in the U . S . and globally ; • the timing and conditions surrounding the full worldwide return to service (including receiving the remaining regulatory approvals) of the B 737 MAX, future demand for the aircraft, and any residual impacts of the B 737 MAX grounding on production rates for the aircraft ; • our reliance on The Boeing Company (“Boeing”) and Airbus SE and its affiliates for a significant portion of our revenues ; • the business condition and liquidity of our customers and their ability to satisfy their contractual obligations to the Company ; • the certainty of our backlog, including the ability of customers to cancel or delay orders prior to shipment on short notice, and the potential impact of regulatory approvals of existing and derivative models ; • our ability to accurately estimate and manage performance, cost, margins, and revenue under our contracts, and the potential for additional forward losses on new and maturing programs ; • our accounting estimates for revenue and costs for our contracts and potential changes to those estimates ; • our ability to continue to grow and diversify our business, execute our growth strategy, and secure replacement programs, including our ability to enter into profitable supply arrangements with additional customers ; • the outcome of product warranty or defective product claims and the impact settlement of such claims may have on our accounting assumptions ; • competitive conditions in the markets in which we operate, including in - sourcing by commercial aerospace original equipment manufacturers ; • our ability to successfully negotiate, or re - negotiate, future pricing under our supply agreements with Boeing, Airbus and its affiliates and other customers ; • the possibility that our cash flows may not be adequate for our additional capital needs ;

Spirit AeroSystems Proprietary 3 Cautionary Statement About Preliminary Financial Information and Other Forward - Looking Information (cont’d.) Cautionary Statement Regarding Forward - Looking Statements (cont’d.) • any reduction in our credit ratings ; • our ability to avoid or recover from cyber or other security attacks and other operations disruptions ; • legislative or regulatory actions, both domestic and foreign, impacting our operations, including the effect of changes in tax laws and rates and our ability to accurately calculate and estimate the effect of such changes ; • spending by the U . S . and other governments on defense ; • pension plan assumptions and future contributions ; • the effectiveness of our internal control over financial reporting ; • the outcome or impact of ongoing or future litigation, arbitration, claims, and regulatory actions or investigations, including our exposure to potential product liability and warranty claims ; • adequacy of our insurance coverage ; • our ability to continue selling certain receivables through the receivables financing programs ; • our ability to effectively integrate recent acquisitions, along with other acquisitions we pursue, and generate synergies and other cost savings therefrom, while avoiding unexpected costs, charges, expenses, and adverse changes to business relationships and business disruptions ; • the risks of doing business internationally, including fluctuations in foreign currency exchange rates, impositions of new or increased tariffs or embargoes, trade restrictions, compliance with foreign laws, and domestic and foreign government policies ; and • risks and uncertainties relating to the proposed acquisition of Spirit by Boeing (the “Merger”) pursuant to Spirit’s agreement and plan of merger with Boeing (the “Merger Agreement”) and the transactions contemplated by our term sheet with Airbus SE (the “Airbus Business Disposition” and, together with the Merger, the “Transactions”), including, among others, the possibility that we are unable to negotiate and enter into definitive agreements with Airbus SE and its affiliates with respect to the Airbus Business Disposition ; the possible inability of the parties to a Transaction to obtain the required regulatory approvals for such Transaction and to satisfy the other conditions to the closing of such Transaction (including, in the case of the Merger, approval of the Merger Agreement by Spirit stockholders) on a timely basis or at all ; the possible occurrence of events that may give rise to a right of one or more of the parties to the Merger Agreement to terminate the Merger Agreement ; the risk that the Merger Agreement is terminated under circumstances requiring us to pay a termination fee ; the risk that we are unable to consummate the Transactions on a timely basis or at all for any reason, including, without limitation, failure to obtain the required regulatory approvals, failure to obtain Spirit stockholder approval of the Merger Agreement or failure to satisfy other conditions the closing of either of the Transactions ; the potential for the pendency of the Transactions or any failure to consummate the Transactions to adversely affect the market price of Spirit common stock or our financial performance or business relationships ; risks relating to the value of Boeing common stock to be issued in the Merger ; the possibility that the anticipated benefits of the Transactions cannot be realized in full or at all or may take longer to realize than expected ; the possibility that costs or difficulties related to the integration of our operations with those of Boeing will be greater than expected ; risks relating to significant transaction costs ; the intended or actual tax treatment of the Transactions ; litigation or other legal or regulatory action relating to the Transactions or otherwise relating to us or other parties to the Transactions instituted against us or such other parties or Spirit’s or such other parties’ respective directors and officers and the effect of the outcome of any such litigation or other legal or regulatory action ; risks associated with contracts containing provisions that may be triggered by the Transactions ; potential difficulties in retaining and hiring key personnel or arising in connection with labor disputes during the pendency of or following the Transactions ; the risk of other Transaction - related disruptions to our business, including business plans and operations ; the potential for the Transactions to divert the time and attention of management from ongoing business operations ; the potential for contractual restrictions under the agreements relating to the Transactions to adversely affect our ability to pursue other business opportunities or strategic transactions ; and competitors’ responses to the Transactions . These factors are not exhaustive, and it is not possible for us to predict all factors that could cause actual results to dif fer materially from those reflected in our forward - looking statements. These factors speak only as of the date hereof, and new factors may emerge or changes to the foregoing factors may occur that could impact our business. As wit h any projection or forecast, these statements are inherently susceptible to uncertainty and changes in circumstances. Except to the extent required by law, we undertake no obligation to, and expressly disclaim any ob ligation to, publicly update or revise any forward - looking statements, whether as a result of new information, future events, or otherwise. You should review carefully the sections captioned “Risk Factors” in the 2023 F orm 10 - K and the Company’s subsequent Quarterly Reports on Form 10 - Q for a more complete discussion of these and other factors that may affect our business. Certain Labor Matters The Airbus Term Sheet provides that no binding agreement has been made with respect to the French aspects of the Airbus Trans act ions (“Airbus French Transactions”). Prior to Spirit and its subsidiaries and Airbus and its affiliates entering into definitive agreements that are applicable to the Airbus French Transactions, Spirit AeroSystems, In c. and Airbus have agreed to comply with their respective information and consultation obligations with applicable employees and employee representatives. The Airbus Term Sheet also provides that the parties will co mplete necessary labor consultations and obtain necessary approvals from applicable unions and works councils in various jurisdictions, as may be legally required.

Disclaimer

The information contained herein ("Information") is based on information provided by Spirit AeroSystems Holdings, Inc. ("Spirit" or the "Company"). This Information is being furnished on a confidential basis solely for use by the recipient in making its own evaluation of the Company and its business, assets, financial condition and prospects. This Information does not purport to contain all of the information that may be required or desired by a recipient to evaluate the Company. In all cases, interested parties should conduct their own independent investigation and analysis of the Company and its business, assets, financial condition and prospects.

By accepting this Information, the recipient agrees (in addition to any obligations it may have under any confidentiality agreement) that neither it nor its agents, representatives, directors, officers, affiliates or employees will copy, reproduce or distribute to others this Information, in whole or in part, at any time without the prior written consent of the Company and that it will keep permanently confidential all information contained herein not already in the public domain. The recipient should become familiar with this and other obligations to which the recipient is subject pursuant to any confidentiality agreement. Upon request of Morgan Stanley or the Company, the recipient will promptly return all material received from the Company (including this Information) without retaining any copies thereof or represent in writing to Morgan Stanley and the Company that you have destroyed all copies of the Information. The financial projections and other estimates contained herein are forward-looking statements with respect to the anticipated performance of the Company and its affiliates. Such financial projections and estimates are as to future events and are not to be viewed as facts, and they reflect various assumptions of management of the Company concerning the future performance of the Company and are subject to significant business, financial, economic, operating, competitive and other risks and uncertainties and contingencies (many of which are difficult to predict and beyond the control of the Company) that could cause actual results to differ materially from the statements included herein. In addition, such financial projections and estimates were not prepared with a view to public disclosure or compliance with published guidelines of the U.S. Securities and Exchange Commission, the guidelines established by the American Institute of Certified Public Accountants or U.S. generally accepted accounting principles. Accordingly, although the Company's management believes the financial projections and estimates contained herein represent a reasonable estimate of the Company's projected financial condition and results of operations based on assumptions that the Company's management believes to be reasonable at the time such estimates are made and at the time the related financial projections and estimates are delivered, there can be no assurance as to the reliability or correctness of such financial projections and estimates, nor should any assurances be inferred, and actual results may vary materially from those projected. The Company assumes no obligation to update any forward-looking information contained in this presentation.

Neither the Company nor any of its affiliates, employees, representatives or advisors assumes any responsibility for, or makes any representation or warranty (express or implied) as to, the reasonableness, completeness, accuracy or reliability of the financial projections, estimates and other information contained herein, which speak only as of February 10, 2024 identified on the cover page of this presentation. The Company and its affiliates, employees, representatives and advisors expressly disclaim any and all liability based, in whole or in part, on such information, errors therein or omissions therefrom. Neither the Company nor any of its affiliates, employees, representatives or advisors intends to update or otherwise revise the financial projections, estimates and other information contained herein to reflect circumstances existing after the date identified on the cover page of this presentation even if any or all of the assumptions, judgments and estimates on which the information contained herein is based are shown to be in error. No fiduciary relationship shall be created between the Company nor any of its affiliates, employees, representatives or advisors, on the one hand, and you, on the other hand, by virtue of this presentation.

The Company, its affiliates and Morgan Stanley shall not have any liability arising from the use or misuse of the Information.

This presentation includes certain non-GAAP financial information. Because not all companies calculate non-GAAP financial information identically (or at all), the presentations herein may not be comparable to other similarly titled measures used by other companies. Further, such non-GAAP financial information of the Company should not be considered a substitute for the information contained in the historical financial information of the Company, if any, prepared in accordance with GAAP included herein.

EBITDA, Adjusted EBITDA and Free Cash Flow are a non-GAAP measures. EBITDA is defined as net (loss) income adjusted for noncontrolling interest in earnings of subsidiary, equity in net income (loss) of affiliates, income tax (benefit) provision, other (income) expense, net, interest expense and financing fee amortization, depreciation and amortization expense. "Adjusted EBITDA" as EBITDA plus or minus certain non-cash items or items that arise from time to time outside the ordinary course of our operations, including (i) employee stock-based compensation expense, (ii) forward-loss charges, (iii) cumulative catch-up adjustments, (iv) loss on disposition of assets, (v) M&A-related expenses, (vi) restructuring costs and (vii) other specified expenses. Management believes that excluding such items provides a better understanding of the underlying trends in the Company's operating performance and allows more accurate comparisons of the Company's operating results to historical performance. The Company considers Adjusted EBITDA to be an important measure used to evaluate operating performance because it eliminates items that may have less bearing on our performance and thus highlight trends in our core business that may not otherwise be apparent when relying solely on U.S. GAAP financial measures, and the measure is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the industry, but this figure should not be considered in isolation. Free Cash Flow is defined as GAAP cash provided by (used in) operating activities (also referred to herein as "cash from operations"), less capital expenditures for property, plant and equipment. Management believes Free Cash Flow provides investors with an important perspective on the cash available for stockholders, debt repayments including capital leases, and acquisitions after making the capital investments required to support ongoing business operations and long-term value creation. Free Cash Flow does not represent the residual cash flow available for discretionary expenditures as it excludes certain mandatory expenditures. The most comparable GAAP measure is cash provided by (used in) operating activities. Management uses Free Cash Flow as a measure to assess both business performance and overall liquidity.

Special Notice Regarding Material Non Public Information

THIS LENDER PRESENTATION MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION CONCERNING THE COMPANY OR ITS SECURITIES. BY ACCEPTING THIS PRIVATE SIDE SUPPLEMENT, THE RECIPIENT AGREES TO USE ANY SUCH INFORMATION IN ACCORDANCE WITH ITS COMPLIANCE POLICIES, CONTRACTUAL OBLIGATIONS AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS.

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Spirit AeroSystems Proprietary

Spirit AeroSystems Proprietary 5 Transaction Overview* ▪ Spirit AeroSystems Holdings, Inc. (“Spirit” or the “Company”) is one of the world's largest non - OEM designers and manufacturers of aerostructures including a wide range of fuselage, propulsion, and wing products ▪ On July 1, 2024, Spirit announced entering into a definitive agreement under which The Boeing Company (“Boeing”) will acquire Spirit for $37.25 per share in Boeing common stock (subject to a collar structure (1) ) – Transaction on - track to close in mid - 2025, subject to closing conditions, including divestiture of certain portions of Spirit’s businesses to Airbus and regulatory approvals – Proposed acquisition was approved by Spirit’s shareholders at the Company’s January 31, 2025 special meeting of stockholders ▪ Preliminary Financial Results: – For the fourth quarter of 2024, Spirit’s Revenue is expected to be $1,662 million, up 13% from the prior quarter, net cash provided by operating activities is expected to be $136 million, a $412 million improvement from the prior quarter, and Free Cash Flow (2) is expected to be $91 million, a $414 million improvement from the prior quarter – For the fiscal year ending 12/31/2024, Spirit’s Revenue is expected to be $6,328 million, Net Loss is expected to be ($2,095) million, and Adjusted EBITDA (2) is expected to be $58 million ▪ Net cash used in operating activities of ($1,121) million and Free Cash Flow (2) usage of ($1,274) million in 2024 have been negatively impacted by disruption from delivery process changes implemented by Spirit’s largest customer, lower than planned 737 production and lack of price increases on other programs – Spirit expects continued operational improvement and higher delivery rates to drive better results in 2025 ▪ During the fourth quarter of 2024, Spirit announced agreements with both Boeing and Airbus, which provided cash funding for use as advance payments in connection with production of Boeing and Airbus programs, respectively. Spirit’s cash balance at the end of the fourth quarter of 2024 is expected to be $537 million – Boeing has also entered into an agreement to postpone repayment on $605 million of advances until April 2026 Notes: 1. Spirit shareholders will receive 0.2500 shares of Boeing common stock for each share of Spirit common stock if the VWAP of Bo ein g common stock over the 15 - trading - day period ending on the second trading day prior to closing (the "Boeing Closing Price") is at or below $149.00 and 0.1800 shares of Boeing common stock for ea ch share of Spirit common stock if the Boeing Closing Price is at or above $206.94 2. Non - GAAP measure. Definitions, reconciliations, and further disclosures regarding this non - GAAP measure are appended to this doc ument * All financial information presented herein is preliminary and subject to change

Spirit AeroSystems Proprietary 6 Transaction Overview (cont’d.)* ▪ Due to Spirit’s cash flow and liquidity position, management expects to make a going concern disclosure in its 2024 Form 10 - K. The Company anticipates that it will conclude in its 2024 Form 10 - K that there is substantial doubt about its ability to continue as a going concern. Management currently anticipates that this will result in our external auditors including an emphasis - of - matter paragraph in their opinion concurring with management’s conclusions – Spirit’s existing Term Loan B Credit Agreement contains an affirmative covenant requiring the delivery of audited financials with an unqualified audit opinion with respect to status as a going concern. A qualified audit opinion would result in a default in violation of the aforementioned affirmative covenant ▪ Given management’s expectation of substantial doubt to continue as a going concern, Spirit is seeking an amendment to its existing Term Loan B Credit Agreement to remove the requirement that the audited financials be accompanied by an unqualified audit opinion with respect to status as a going concern solely for fiscal year ended December 31, 2024 – Morgan Stanley has consented to a similar amendment under the Company’s existing Bridge Credit Agreement ▪ Consenting lenders will receive a 25 bps fee for their agreement to this amendment ▪ We are requesting lender responses by 5pm ET on February 13, 2025 – Amendment effectiveness is expected thereafter * All financial information presented herein is preliminary and subject to change

Spirit AeroSystems At a Glance*

One of the Largest Non-OEM Global Commercial Aerostructures Designers and Manufacturers

Spirit by the Numbers (Preliminary)

20,370 *Highly Skilled Employees*	**$6,328MM** *LTM 12/31/2024 Revenue*
9 *Global Manufacturing Sites*	**1,432** *Commercial Shipset Deliveries LTM 12/31/2024*
11 *Wholly-owned, JV or Authorized Repair Locations*	**$47Bn** *Backlog*

Spirit's FY2024 Revenue by Segment (Preliminary)



Aftermarket 7%
Defense & Space 15%
Commercial 78%

Our Segments and Select Programs

Commercial


Airbus A220


Airbus A320


Airbus A350


Boeing 737 MAX


Boeing 787


Bombardier Global

Defense & Space


B-21


P-8A, P-8I


Sikorsky CH-53K

Aftermarket


Inlet


Fan Cowl


Nacelles


Radomes

** All financial information presented herein is preliminary and subject to change*

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Spirit AeroSystems Proprietary

Spirit AeroSystems Proprietary 8 Boeing and Spirit Merger Announcement & Key Terms ▪ On July 1, 2024 Spirit announced entering into a definitive agreement under which Boeing will acquire Spirit for $37.25 per share in Boeing common stock (subject to a collar structure (1) ) (the “Merger Agreement”) and simultaneously announced entering into a binding term sheet with Airbus under which Spirit and Airbus agreed to negotiate definitive agreements for Airbus to acquire certain Spirit assets that serve Airbus programs (the “Airbus Term Sheet”) ▪ Upon completion of the merger, subject to the terms and conditions of the Merger Agreement, the Company would become a wholly owned subsidiary of Boeing ▪ Closing of the transaction under the Merger Agreement is expected to occur in mid - 2025, subject to: ‒ Completion of divestitures of certain portions of Spirit’s businesses to Airbus (which the Airbus Term Sheet contemplates would occur substantially simultaneously with the closing under the Merger Agreement), regulatory approvals, and other closing conditions ‒ Proposed acquisition was approved by Spirit’s shareholders at the Company’s January 31, 2025 special meeting of stockholders Rationale & Strategic Highlights ▪ Attractive value in the best interest of Spirit and its shareholders; will also benefit other stakeholders ▪ Enables greater integration of Spirit and Boeing’s manufacturing and engineering capabilities, including continued focus on safety and quality systems ‒ Aligns commercial production systems and optimizes resources to meet long - term demand ‒ Leverages Boeing enterprise engineering and manufacturing capabilities ‒ Maintains continuity for key U.S. defense and national security programs ‒ Supports supply chain stability and critical manufacturing workforce ▪ Brings certain programs under Airbus ownership which will achieve greater integration and alignment of critical production elements on core Airbus programs Note: 1. Spirit shareholders will receive 0.2500 shares of Boeing common stock for each share of Spirit common stock if the VWAP of Bo ein g common stock over the 15 - trading - day period ending on the second trading day prior to closing (the "Boeing Closing Price") is at or below $149.00 and 0.1800 shares of Boeing common st ock for each share of Spirit common stock if the Boeing Closing Price is at or above $206.94

Boeing and Spirit Merger – Airbus Term Sheet

SPIRIT AEROSYSTEMS

Airbus Term Sheet Overview

- The binding term sheet contemplates that Airbus would acquire certain Spirit assets that serve Airbus programs, excluding any portions to be acquired by third parties
- Includes Spirit assets that serve Airbus programs in Belfast, Northern Ireland (A220 assets); Casablanca, Morocco; Kinston, North Carolina; St. Nazaire, France; and Wichita, Kansas
- Terms set forth require payment in full by Spirit to Airbus of $559 million, subject to certain adjustments, plus certain Airbus loans or advance payments, and any undisputed liquidated damages
- The Airbus payment is subject to downward adjustment if the acquisition includes certain of Spirit's operations in Prestwick, Scotland, and Subang, Malaysia
- Completion of divestiture of certain Spirit businesses to Airbus is contemplated by the Airbus Term Sheet to occur substantially concurrently with the closing under the Merger Agreement
- Closing conditioned upon the receipt of applicable governmental and regulatory consents, approvals and clearances



Spirit Site Footprint
Boeing and Spirit Merger
Airbus Term Sheet
Potential Divestitures to Others
Wichita
A220 Pylon
BRJ
Boeing /Defense
Belfast
A220 Wing
A220 Mid Fuse
RBJ / MRO
Prestwick
A320
A350 FLE
767 FLE
St Nazaire
A350 S15
Malaysia
737 / 787
A220 /
A320 /
A350
Dallas
Boeing / Defense MRO
Tulsa
737 Detail Parts
787 Movable LE
Kinston
A350 S15
Morocco
A320 / A350 RBJ

Divestitures Update:

Parties continue to negotiate definitive agreements on timeline that supports close of broader transaction by mid-2025. Potential divestitures to others are not required to close

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Spirit AeroSystems Proprietary

Spirit AeroSystems Proprietary 10 Boeing and Spirit Merger – Other Updates HSR Act Process ▪ In August 2024, Spirit received a request for additional information (“second request”) from the FTC as part of the regulatory review process ‒ Extends waiting period imposed by the Hart - Scott - Rodino Antitrust Improvements Act of 1976, as amended, until 30 days after Spirit and Boeing have substantially complied with requests or the waiting period is terminated Shareholder Approval ▪ Proposed acquisition was approved by Spirit’s shareholders at the Company’s January 31, 2025 special meeting of stockholders ‒ Over 99% of votes supported the merger agreement ▪ In January 2025, Spirit closed the sale of Fiber Materials, Inc to Tex - Tech Industries, Inc. for $165MM in cash ▪ Spirit may complete other potential divestitures to others, announced in conjunction with merger agreement, including (i) Belfast, Northern Ireland (non - Airbus operations) (ii) Prestwick, Scotland (iii) Subang, Malaysia, but these are not required to close before the merger Potential Divestitures to Others Closing and Other Approvals ▪ Transaction is expected to close in mid - 2025, subject to completion of divestitures of certain portions of Spirit’s businesses to Airbus and other closing conditions, including receipt of regulatory approvals

Recent Business Performance*

Revenue (Preliminary)



$MM
1,471
1,662
Q3 2024
Q4 2024

Net Cash Provided by Operating Activities (Preliminary)



$MM
136
(276)
Q3 2024
Q4 2024

Free Cash Flow [1] (Preliminary)



$MM
91
(323)
Q3 2024
Q4 2024

- Increase in revenue vs. Q3 2024 across all segments (Commercial, Aftermarket, and Defense and Space)
- Net cash provided by operating activities and Free Cash Flow [1] improved vs. Q3 2024, largely driven by higher Boeing 737 deliveries and lower working capital
- Overall deliveries up quarter-over-quarter with 457 units in Q4 2024 and 332 Q3 2024
  - 133 B737 shipsets delivered in Q4 2024 compared to 64 in Q3 2024
  - 181 A320 shipsets delivered in Q4 2024 compared to 135 in Q3 2024
  - 26 A220 shipsets delivered in Q4 2024 compared to 19 in Q3 2024
  - 19 B787 shipsets delivered in Q4 2024 compared to 9 in Q3 2024
- Forward loss charges of $401MM primarily related to Boeing 787, Airbus A220, and Airbus A350 programs as well as $6MM of unfavorable cumulative catch-up adjustments
- Backlog nearly flat at $47 billion in Q4, reflecting demand for critical work packages for all Boeing, Airbus commercial platforms

** All financial information presented herein is preliminary and subject to change*

Note:

1. Non-GAAP measures. Definitions, reconciliations, and further disclosures regarding this non-GAAP measure are appended to this document

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Spirit AeroSystems Proprietary

Spirit AeroSystems Proprietary 12 218 136 (46) 229 537 0 100 200 300 400 500 600 700 800 900 1,000 Q3 2024 Quarter End Cash CFO Capex Customer Financing Net of Repayments and Other Financing Q4 2024 Quarter End Cash Cash Flow Update & Outlook ▪ Spirit has total liquidity of ~$890 million ‒ In January 2025, Spirit closed the sale of Fiber Materials, Inc to Tex - Tech Industries, Inc. for ~$165 million in cash ‒ Boeing has agreed to provide advance payments of up to $350 million, of which $150 million remains available as of Q4 2024 ‒ Similarly, Airbus has agreed to provide a non - interest bearing line of credit up to $107 million, which will be used for advance payments in connection with production of Airbus programs, of which $37 million remains available as of Q4 2024 ▪ Spirit may receive cash proceeds from other contemplated potential divestitures to others, announced in conjunction with merger agreement, including (i) Belfast, Northern Ireland (non - Airbus operations) (ii) Prestwick, Scotland (iii) Subang, Malaysia ▪ Future Free Cash Flow (1)(3) usage through Q2 2025 is expected to be $650 million – $700 million (includes Q1'25 and Q2‘25) and excludes any proceeds from future potential divestitures to others Free Cash Flow Update and Outlook* Q4 2024 Free Cash Flows and Liquidity Bridge (1)(2) (Preliminary) Notes: 1. Non - GAAP measures. Definitions, reconciliations, and further disclosures regarding this non - GAAP measure are appended to this do cument 2. Cash balance excludes restricted cash 3. Outlook is for illustrative purposes only and is based on a number of assumptions, some of which are beyond the Company’s con tro l. Actual results could differ from the Company’s expectations and such differences could be material 4. Customer financing includes draws on Boeing advance payments and advance payments under Airbus line of credit; also includes oth er financing cash flows and effect of exchange rate changes on cash $MM (4) ~$890MM Total Liquidity + Potential Additional Proceeds from Asset Sales ~165 (Q1 ‘25 Proceeds from FMI Sale) 187 ( Committed Customer Credit) * All financial information presented herein is preliminary and subject to change

Supplemental Materials Appendix

Spirit AeroSystems Proprietary 14 FY2024 (Unaudited) Net loss attributable to common shareholders (2,095) Noncontrolling interest in earnings of subsidiary 1 Equity in net loss of affiliates (0) Income tax (benefit) provision (3) Other (income), expense, net 2 Interest expense and financing fee amortization 354 Operating loss (1,741) Depreciation and amortization expense 305 Amortization expense 1 EBITDA (1,435) Employee stock based compensation 36 Forward-loss charges 1,328 Cumulative catch-up adjustments 59 Loss on disposition of assets 4 M&A-related expenses 66 Restructuring costs 1 Adjusted EBITDA 58 Adjusted EBITDA Reconciliation* * All financial information presented herein is preliminary and subject to change

Spirit AeroSystems Proprietary 15 3rd Quarter Nine Months ($ in millions, Unaudited) 2024 2023 2024 2023 Cash from Operations ($276) ($111) ($1,258) ($340) Capital Expenditures (47) (25) (107) (77) Free Cash Flow (323) (136) (1,364) (416) 4th Quarter FY ($ in millions, Unaudited) 2024 2023 2024 2023 Cash from Operations $136 $113 ($1,121) ($226) Capital Expenditures (46) (72) (153) (148) Free Cash Flow 91 42 (1,274) (374) Free Cash Flow Reconciliation* * All financial information presented herein is preliminary and subject to change

Projected Free Cash Flow Reconciliation

SPIRIT AEROSYSTEMS

Projected Free Cash Flow [1]

	FY2025	
	Q1	Q2
Cash From Operations	~($550) - ($600)	
Capital Expense	~(100)	
Free Cash Flow	~($650) - ($700)	

Note:
1. Outlook is for illustrative purposes only and is based on a number of assumptions, some of which are beyond the Company's control. Actual results could differ from the Company's expectations and such differences could be material

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Spirit AeroSystems Proprietary